UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2007
VIDEO DISPLAY CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-13394 (Commission File Number)	58-1217564 (IRS Employer Identification No.)

1868 Tucker Industrial Drive Tucker, Georgia (Address of principal executive offices)	30084 (Zip code)
Registrant’s telephone number, including area code: (770) 938-2080
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 16, 2007, the Board of Directors of Video Display Corporation (the “Company”) appointed T.D. Clinton as a director of the Company, in conjunction with the Company’s acquisition of the Cathode Ray Tube Manufacturing and Distribution Business and certain assets of Clinton Electronics Corporation, located in Loves Park, Illinois, effective January 1, 2007. In addition, Mr. Clinton was appointed to the Audit Committee of the Board of Directors. The Board of Directors determined that Mr. Clinton meets the independence requirements of the NASDAQ Stock Exchange and those set forth in the Company’s Corporate Governance Guidelines.
Mr. Clinton currently serves as President of Clinton Electronics Corporation. He previously served as Vice President, Operations from 1994 until 2001 when he began serving in his current capacity.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2007	VIDEO DISPLAY CORPORATION
	By:	/s/ Ronald D. Ordway
Ronald D. Ordway
Chief Executive Officer